UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2025

Item 1. Reports to Stockholders.

Cargile Fund

TICKER: CFNDX

Annual Shareholder Report

June 30, 2025

This annual shareholder report contains important information about the Cargile Fund ("Fund") for the period of July 1, 2024 to June 30, 2025. You can find additional information about the Fund at https://www.cargilefund.com/literature. You can also request this information by contacting us at 1-888-204-1128.

This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Cargile Fund	$159	1.61%
Management's Discussion of Fund Performance

There was a notable divergence in stock performance across different sectors and styles during the 12-month period ended June 30, 2025. Some sectors underperformed due to their cyclical nature and sensitivity to interest rates, while a concentrated few, particularly mega-cap growth and technology, led the market. Bond markets continued to underperform as the Federal Reserve maintained its restrictive interest rate policy. Trend-following strategies face headwinds as markets move abruptly, generating whipsaw (selling as markets decline and then buying at higher prices when the market turns quickly higher). Diversification also hampered returns, as market gains were mainly isolated in the mega-cap growth and technology asset classes. For the fiscal year ended June 30, 2025, the Fund's returns were -3.06%, compared to 12.03% for the S&P Balance Equity and Bond Index-Moderate benchmark. During the fiscal year ended June 30, 2025, the Fund kept a portion of its holdings in money markets, which lowered its overall performance compared to the general markets.

How did the Fund perform since Inception?

Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	One Year	Five Years	Since Inception (07/09/2018)
Cargile Fund	-3.06%	-0.98%	-0.19%
S&P 500® Index	15.16%	16.64%	14.04%
S&P Balanced Equity & Bond Index - Moderate	12.03%	6.84%	7.73%
Fund Statistics
Net Assets ($)	$13,635,064
Number of Portfolio Holdings	3
Portfolio Turnover Rate (%)	339%
Total Advisory Fees Paid ($)	$157,215
What did the Fund invest in?
Top Holdings	% of Net Assets
Goldman Sachs Financial Square Government Fund Institutional Class	81.09%
Vanguard 500 Index Fund ETF Shares	49.89%
ProShares Ultra S&P500®	18.63%

1

Sectors (as % of net assets)

Material Fund Changes

The Services Agreement waiver terminated on October 31, 2024 and was not renewed. Prior to that date, the Adviser contractually agreed to waive Services Agreement fees by 0.10% of the Fund's average daily net assets.

Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://www.cargilefund.com/literature.

 2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit comittee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 6/30/2025	FYE 6/30/2024
Audit Fees	$13,550	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$750	$750

Nature of Tax Fees: includes fees for services performed with respect to tax compliance.
All Other Fees: Review of Semi-Annual Financials and Form N-CSR.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 6/30/2025	FYE 6/30/2024
Registrant		$4,250	$4,250
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Cargile Fund
		Schedule of Investments
	June 30, 2025
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS

Equity
25,990	ProShares Ultra S&P500®	$ 2,539,743
11,976	Vanguard 500 Index Fund ETF Shares +	6,802,727
Total for Exchange Traded Funds (Cost - $8,802,234)		9,342,470	68.52%

MONEY MARKET FUNDS
11,056,692	Goldman Sachs Financial Square Government Fund
	Institutional Class 4.22% ++*	11,056,692
Total for Money Market Funds (Cost - $11,056,692)		11,056,692	81.09%

	Total Investments (Cost - $19,858,926)	20,399,162	149.61%

	Liabilities in Excess of Other Assets	(6,764,098)	-49.61%

	Net Assets	$ 13,635,064	100.00%

+ Additional information, including current Prospectus and Annual Reports, is available at:
www.vanguard.com/prospectus and http://personal.vanguard.com/us/literature/reports/ETFs
++ Additional information, including current Prospectus and Annual Reports, is available at:
www.gsam.com
* The rate shown represents the 7-day yield at June 30, 2025.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Cargile Fund

Statement of Assets and Liabilities
June 30, 2025

Assets:
Investments at Fair Value	$ 20,399,162
(Cost - $19,858,926)
Receivables:
Dividends	44,918
Total Assets	20,444,080
Liabilities:
Payable for Investments Purchased	6,790,602
Management Fees Payable	11,161
Service Fees Payable	7,253
Total Liabilities	6,809,016
Net Assets	$ 13,635,064

Net Assets Consist of:
Paid In Capital	$ 16,769,149
Total Distributable Earnings/(Accumulated Deficit)	(3,134,085)
Net Assets, for 1,472,514 Shares Outstanding	$ 13,635,064
(Unlimited shares authorized)
Net Asset Value, Offering and Redemption Price Per Share
($13,635,064/1,472,514 shares)	$ 9.26

Statement of Operations
For the fiscal year ended June 30, 2025

Investment Income:
Dividends	$ 426,421
Total Investment Income	426,421
Expenses:
Management Fees (Note 4)	157,215
Service Fees (Note 4)	102,189
Total Expenses	259,404
Less: Expenses Waived	(6,039)
Net Expenses	253,365

Net Investment Income/(Loss)	173,056

Realized and Unrealized Gain/(Loss) on Investments
Realized Gain/(Loss) on Investments	(548,607)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(505,726)
Net Realized and Unrealized Gain/(Loss) on Investments	(1,054,333)

Net Increase/(Decrease) in Net Assets from Operations	$ (881,277)

The accompanying notes are an integral part of these financial statements.

Cargile Fund

Statements of Changes in Net Assets
	7/1/2024	7/1/2023
	to	to
	6/30/2025	6/30/2024
From Operations:
Net Investment Income/(Loss)	$ 173,056	$ 363,060
Net Realized Gain/(Loss) on Investments	(548,607)	982,825
Change in Net Unrealized Appreciation/(Depreciation)	(505,726)	836,057
Increase/(Decrease) in Net Assets from Operations	(881,277)	2,181,942

From Distributions to Shareholders:	(214,211)	(488,211)

From Capital Share Transactions:
Proceeds From Sale of Shares	27,083	348,293
Shares Issued on Reinvestment of Dividends	214,211	488,211
Cost of Shares Redeemed	(5,380,650)	(3,240,462)
Net Increase/(Decrease) from Shareholder Activity	(5,139,356)	(2,403,958)

Net Increase/(Decrease) in Net Assets	(6,234,844)	(710,227)

Net Assets at Beginning of Year	19,869,908	20,580,135
Net Assets at End of Year	$ 13,635,064	$ 19,869,908

Share Transactions:
Issued	2,991	37,445
Reinvested	23,881	53,591
Redeemed	(604,178)	(349,700)
Net Increase/(Decrease) in Shares	(577,306)	(258,664)
Shares Outstanding Beginning of Year	2,049,820	2,308,484
Shares Outstanding End of Year	1,472,514	2,049,820

The accompanying notes are an integral part of these financial statements.

Cargile Fund

Financial Highlights
Selected data for a share outstanding throughout each year:	7/1/2024	7/1/2023	7/1/2022	7/1/2021	7/1/2020
	to	to	to	to	to
	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021
Net Asset Value -
Beginning of Year	$ 9.69	$ 8.91	$ 8.73	$ 10.10	$ 10.24
Net Investment Income/(Loss) (a) (e)	0.10	0.17	0.14	(0.08)	(0.08)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	(0.40)	0.84	0.04	(1.29)	0.05
Total from Investment Operations	(0.30)	1.01	0.18	(1.37)	(0.03)

Distributions (From Net Investment Income)	(0.13)	(0.23)	-	-	-
Distributions (From Realized Capital Gains)	-	-	-	-	(0.11)
Total Distributions	(0.13)	(0.23)	-	-	(0.11)
Net Asset Value -
End of Year	$ 9.26	$ 9.69	$ 8.91	$ 8.73	$ 10.10
Total Return (c)	(3.06)%	11.54%	2.06%	(13.56)%	(0.22)%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 13,635	$ 19,870	$ 20,580	$ 24,898	$ 34,990

Before Reimbursement
Ratio of Expenses to Average Net Assets (d) (f)	1.65%	1.65%	1.65%	1.58%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets (e) (f)	1.06%	1.72%	1.53%	(0.93)%	(0.78)%
After Reimbursement
Ratio of Expenses to Average Net Assets (d) (f)	1.61%	1.55%	1.55%	1.52%	1.55%
Ratio of Net Investment Income/(Loss) to Average Net Assets (d) (e) (f)	1.10%	1.82%	1.63%	(0.86)%	(0.78)%
Portfolio Turnover Rate	338.63%	519.37%	475.51%	308.66%	1,340.05%

(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
(d) These ratios exclude the impact of expenses of the underlying investment security holdings.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.
(f) From November 1, 2021 through October 31, 2024, the Adviser contractually agreed to waive a portion of its service fees. See Note 4.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
CARGILE FUND
June 30, 2025

1.) ORGANIZATION
Cargile Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on June 21, 2018. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2025, there were ten series authorized by the Trust. The Fund commenced operations on July 9, 2018. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in exchange traded funds and/or cash and cash equivalents. The Investment Adviser to the Fund is Cargile Investment Management, Inc. (the “Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for its day-to-day management. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated based on performance measurements. Due to the significance of oversight and their role, the Chief Investment Officer at the Adviser is deemed to be the Chief Operating Decision Maker.

The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Adviser as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION:
The net asset value (the "NAV") is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended June 30, 2025, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Long-term capital gain distributions are recorded as capital gain distributions from investment companies, and short-term capital gain distributions are recorded as dividend income. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

EXPENSES:
Expenses incurred by the Trust that don’t relate to a specific fund of the Trust are allocated pro-rata to the funds based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate method.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including exchange traded funds). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2025:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 9,342,470	$ -	$ -	$ 9,342,470
Money Market Funds	11,056,692	-	-	11,056,692
Total	$ 20,399,162	$ -	$ -	$ 20,399,162

The Fund did not hold any Level 3 assets during the fiscal year ended June 30, 2025. The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2025.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser receives an investment management fee equal to 1.00% of the Fund’s average daily net assets.

For the fiscal year ended June 30, 2025, the Adviser earned management fees totaling $157,215. At June 30, 2025, the Fund owed $11,161 to the Adviser.

Additionally, the Fund has a Services Agreement with the Adviser (the “Services Agreement”). Under the Services Agreement the Adviser receives an additional fee of 0.65% of the Fund’s average daily net assets up to $25 million, 0.35% of the Fund’s average daily net assets from $25 million to $100 million, and 0.25% of such assets in excess of $100 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees (if any), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Additionally, under the Services Agreement, the Adviser supervises the Fund’s business affairs. The Adviser coordinates for the provision of the services of a Chief Compliance Officer for the Trust with respect to the Fund, executive and administrative services including, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and such other actions with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties under the Services Agreement. From November 1, 2021 through October 31, 2024, the Adviser contractually agreed to waive Services Agreement fees by 0.10% of its average daily net assets. The Services Agreement fee waiver terminated on October 31, 2024 and was not renewed. There is no recapture provision to this waiver.

For the fiscal year ended June 30, 2025, the Adviser earned services fees of $102,189 and waived fees in the amount of $6,039. At June 30, 2025, the Fund owed the Adviser services fees of $7,253.

5.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions, Inc. (the “Administrator”). These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

For the fiscal year ended June 30, 2025, the Trustees who are not interested persons of the Fund, each received $1,875, for a total of $6,000, except Mr. Allen Brown who retired effective September 6, 2024 and was paid $375. These fees were paid by the Adviser.

The Chief Compliance Officer (“CCO”) of the Fund was paid $4,108 in CCO fees for the fiscal year ended June 30, 2025, by the Adviser.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended June 30, 2025, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $31,039,336 and $37,044,287, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2025, Charles Schwab & Co. Inc., held for the benefit of its customers, in the aggregate, 77.83% of Fund shares. The Trust does not know whether the foregoing entity or any of the underlying beneficial holders owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at June 30, 2025 was $19,858,926.

At June 30, 2025, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	Depreciation		Net Appreciation/(Depreciation)
$540,236	$0		$540,236

The tax character of distributions was as follows:

	Fiscal Year Ended		Fiscal Year Ended
	June 30, 2025		June 30, 2024
Ordinary Income	$ 214,211		$ 488,211
Long-Term Capital Gain	-		-
	$ 214,211		$ 488,211

At June 30, 2025, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Accumulated Ordinary Income			$ 133,331
Other Accumulated Losses			(3,807,652)
Unrealized Appreciation - Net			540,236
$ (3,134,085)

As of June 30, 2025, there were no differences between book basis and tax basis unrealized appreciation.

As of June 30, 2025, the Fund had available for federal tax purposes an unused capital loss carryforward of $3,807,652, of which the entire amount is short-term with no expiration.

9.) LEVERAGED ETF RISKS
The Fund may invest in leveraged Exchange Traded Funds (“ETFs”). The net asset value and market price of leveraged ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions. Most leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

10.) CONTINGENCIES AND COMMITMENTS
The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

11.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cargile Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cargile Fund (the “Fund”), a series of PFS Funds, as of June 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 20, 2025

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

On June 12, 2025, the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement (the “Management Agreement”) between Cargile Investment Management, Inc. (“Cargile”) and the Trust with respect to the Cargile Fund. In approving the continuation of the Management Agreement, the Board considered and evaluated the following factors: (i) the nature, extent and quality of the services provided by Cargile to the Cargile Fund; (ii) the investment performance of the Cargile Fund; (iii) the cost of the services to be provided and the profits to be realized by Cargile from the relationship with the Cargile Fund; (iv) the extent to which economies of scale will be realized as the Cargile Fund grows and whether the fee levels reflect these economies of scale to the benefit of shareholders; and (v) Cargile’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at its regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process. . The Board requested and was provided with information and reports relevant to the annual renewal of the Management Agreement, as well as information relevant to their consideration of the Management Agreement including: (i) information regarding the services and support provided to the Cargile Fund and its shareholders by Cargile; (ii) assessments of the investment performance of the Cargile Fund by the portfolio manager from Cargile; (iii) commentary on the reasons for the performance; (iv) presentations addressing Cargile’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit related information concerning the Cargile Fund and Cargile; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of Cargile; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Management Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about Cargile, including financial information, a description of personnel and the services provided to the Cargile Fund, information on investment advice, performance, summaries of the Cargile Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Cargile Fund; (iii) the anticipated effect of size on the Cargile Fund’s performance and expenses; and (iv) benefits to be realized by Cargile from its relationship with the Cargile Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Management Agreement and each Trustee may have afforded a different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by Cargile.

In this regard, the Board considered the responsibilities of Cargile under the Management Agreement. The Board reviewed the services provided by Cargile to the Cargile Fund including, without limitation, the procedures for formulating investment recommendations and assuring compliance with the Cargile Fund’s investment objectives and limitations; Cargile’s coordination of services for the Cargile Fund among the service providers; and the efforts of Cargile to promote the Cargile Fund and grow assets. The Board considered: Cargile’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies, and procedures. After reviewing the foregoing and further information from Cargile, the Board concluded that the quality, extent, and nature of the services provided by Cargile was satisfactory and adequate for the Cargile Fund.

2. The investment performance of the Cargile Fund and Cargile.

In considering the investment performance of the Cargile Fund and Cargile, the Trustees compared the performance of the Cargile Fund with the performance of funds with similar objectives managed by other investment advisers, as well as with aggregated peer group data. As to the performance of the Cargile Fund, the Trustees compared the Cargile Fund’s performance to its Morningstar category, the US Fund Tactical Allocation category (the “Category”) and to a group of funds of similar size, style and objective, derived from the Category (the “Peer Group”). The performance data from the Category and the Peer Group covered periods ended March 31, 2025. The Trustees noted that for the 1-year period ended March 31, 2025, the Cargile Fund had underperformed the average of its Category and Peer Group. They also compared the Cargile Fund’s performance to the S&P 500 Index and the Bloomberg US Aggregate Bond Index, noting that as a tactical fund there are periods when the Fund has exposure to equities and exposure to fixed income products. For the 1-year period ended March 31, 2025 the Fund had underperformed the S&P 500 Index and the Bloomberg US Aggregate Bond index. The Trustees noted Cargile’s statements that the compressed cycle from bear/bull moves in the market increased the volatility of the Cargile Fund as positions were sold near lows and purchased at higher prices after market prices recovered, and this volatility has negatively affected all trend-following strategies. The Trustees also noted that for the 3-year and 5-year periods ended March 31, 2025, the Cargile Fund had underperformed the average of its Category and Peer Group, and had underperformed relative to the S&P 500 Index and Bloomberg US Aggregate Bond Index. The Trustees noted that the Cargile Fund is managed with the goal of reducing the risks of drawdowns in the market while providing a reasonable return for each unit of risk incurred. After reviewing and discussing the investment performance of the Cargile Fund further, Cargile’s experience managing the Cargile Fund, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance of the Cargile Fund and Cargile was satisfactory, but noted that it would continue to monitor the Cargile Fund’s performance.

3. The costs of the services to be provided and the profits to be realized by Cargile from the relationship with the Cargile Fund.

In considering the costs of the services to be provided and profits to be realized by Cargile from the relationship with the Cargile Fund, the Trustees considered: (1) Cargile’s financial condition and the level of commitment to the Cargile Fund and Cargile by the principals of Cargile; (2) the asset level of the Cargile Fund; (3) the overall expenses of the Cargile Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by Cargile regarding its profits associated with managing the Cargile Fund. The Trustees also considered potential benefits for Cargile in managing the Cargile Fund, noting it was created to provide an efficient structure for clients of Cargile to access the investment strategy. The Trustees then compared the fees and expenses of the Cargile Fund (including the management fee) to other comparable mutual funds. The Trustees reviewed the fees under the Management Agreement and compared them to the average management fee of the Category and Peer Group, noting that the Cargile Fund’s management fee was higher than the average management fee for the Category and lower than the average for the Peer Group, and was within the range of management fees of the Category and Peer Group. The Board also compared the Cargile Fund’s management fee to the management fees being paid by Cargile’s non-mutual fund clients, noting that although Cargile does not manage any non-mutual fund accounts with the same investment strategies as the Cargile Fund, the Cargile Fund’s fee was within the range of fees being paid by Cargile’s non-mutual fund clients. The Board undertook the same comparison as it relates to the Cargile Fund’s expense ratio, noting that the Cargile Fund’s expense ratio was higher than the average net expense ratio for the Category and for the Peer Group, and within the range of the Category and Peer Group. The Trustees also considered that under the contractual arrangements with Cargile, it was required to pay most of the Cargile Fund’s operating expenses out of its assets. Based on the foregoing, the Board concluded that the fees to be paid to Cargile and the profits to be realized by Cargile, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by Cargile.

4. The extent to which economies of scale would be realized as the Cargile Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Cargile Fund’s investors.

In this regard, the Board considered the Cargile Fund’s fee arrangements with Cargile. The Board noted that the management fee would remain the same at all asset levels, but under the Services Agreement the Cargile Fund’s overall expenses would drop as assets increase in the Fund. They discussed the breakpoints included in the Services Agreement and their impact on shareholders. It was further noted that under the Services Agreement Cargile is obligated to pay certain of the Cargile Fund’s operating expenses, which has had the effect of limiting the overall fees paid by the Fund. Following further discussion of the Cargile Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Cargile Fund’s fee arrangement with Cargile was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by Cargile.

5. Possible conflicts of interest and benefits to Cargile.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Cargile Fund; the basis of decisions to buy or sell securities for the Cargile Fund; the method for bunching of portfolio securities transactions; and the substance and administration of Cargile’s Code of Ethics and other relevant policies described in Cargile’s Form ADV and compliance manual. Following further consideration and discussion, the Board indicated that Cargile’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory. The Trustees noted that Cargile does not use soft dollars.

After further discussion and careful review by the Board, the Board determined that the compensation payable under the Management Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they approved the Management Agreement for another one-year term.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the fegistrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 8/28/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 8/28/2025

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 8/28/2025